Exhibit 99.2

HMN FINANCIAL, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 11-K for the Home Federal Savings Bank Employees' Savings and Profit Sharing Plan (the "Plan") for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jon Eberle, Interim Chief Financial Officer of HMN Financial, Inc. (the "Company"), certify that:

    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    The information contained in the Report fairly presents, in all material respects, the financial condition and changes in financial condition of the Plan.

_/s/ Jon Eberle ___
Jon Eberle,
Interim Chief Financial Officer

Date: June 26, 2003

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.